SUPPLEMENT DATED NOVEMBER 9, 2007

TO PROSPECTUS DATED MAY 1, 2007

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

WITH RESPECT TO

PRUSELECTSM III Contracts

The following replaces the sixth and seventh paragraphs under DISTRIBUTION AND COMPENSATION, beginning on page 34 in the prospectus:

Broker-dealers will receive compensation of up to 75.0% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, 8% on premiums received in years two through four, and 3% in years five through seven up to the Commissionable Target Premium in each Contract year. Moreover, broker-dealers will receive compensation of up to 4.25% on premiums received in year one, 2.7% on premiums received in years two through seven, and 0.07% on premiums received in years eight and beyond to the extent that premiums in any year exceed the Commissionable Target Premium. Broker-dealers will also receive compensation in years five through 10 of up to 0.20% of the Contract Fund net of Contract debt, 0.10% in years 11 through 20, and 0.05% in years 21 and beyond.

If the basic insurance amount is increased, broker-dealers will receive compensation of up to 75.0% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, 8% of premiums received in years two through four, and 3% in years five through seven up to the Commissionable Target Premium for the increase. Moreover, broker-dealers will receive compensation of up to 4.25% on premiums received in year one, 2.7% on premiums received in years two through seven, and 0.07% on premiums received in years eight and beyond following the effective date of the increase to the extent that premiums in any year exceed the Commissionable Target Premium.

CVUL3SUP101 Ed. 11/2007